Summary of Significant Accounting Policies - Schedule of calculation of basic and diluted net income (loss) per ordinary share (Detail) - USD ($)		12 Months Ended
		Dec. 31, 2025	Dec. 31, 2024
Common Class A [Member]
Basic and diluted net income (loss) per share:
Basic net loss		$ (48,714,542)	$ 0
Basic weighted average shares outstanding		26,348,901	0
Basic net loss per share		$ (1.85)	$ 0
Common Class B [Member]
Basic and diluted net income (loss) per share:
Basic net loss		$ (18,216,526)	$ (51,910)
Basic weighted average shares outstanding	[1],[2]	9,853,022	7,500,000
Basic net loss per share		$ (1.85)	$ (0.01)

[1]	As of December 31, 2024, included an aggregate of up to 1,350,000 Class B Ordinary Shares, subject to forfeiture if the over-allotment option was not exercised in full or in part by the underwriters (Note 5). On May 15, 2025, the Company consummated its Initial Public Offering and sold 41.4 million Public Units, which included the full exercise of the underwriters’ over-allotment option, hence the 1,350,000 Class B Ordinary Shares are no longer subject to forfeiture.
[2]	On February 15, 2024, the Sponsor acquired an aggregate of 7,187,500 Founder Shares for approximately $0.003 per share. In April 2025, the Company effected a share capitalization in the form of a share dividend of approximately 0.2 fully paid Class B Ordinary Shares for each Class B Ordinary Share in issue. In May 2025, the Company issued an additional 1,725,000 Class B Ordinary Shares in a share capitalization, resulting in the Sponsor, holding an aggregate of 10,350,000 Founder Shares. All share and per-share data have been retrospectively presented.